AMENDED AND RESTATED LOAN AGREEMENT


                                     BETWEEN


                             HEALTH CARE REIT, INC.


                                       AND


                              EMERITUS CORPORATION



                               SEPTEMBER 30, 2003
oml\hcri\emeritus-ml\Loan-Amend     -  17  -     9/11/03
oml\hcri\emeritus-ml\Loan-Amend     9/11/03
                                TABLE OF CONTENTS
                                -----------------


SECTION     PAGE

ARTICLE  1:  PURPOSE  AND  DEFINITIONS     1
1.1     Purpose     1
1.2     Definitions     1
1.3     Incorporation  of  Amendments     4
1.4     Exhibits     4
ARTICLE  2:  LOAN  AND  LOAN  DOCUMENTS     4
2.1     Obligation  to  Lend     4
2.2     Obligation  to  Repay     4
2.2.1     Term  of  the  Loan     4
2.2.2     Interest  and  Payments     4
2.3     Use  of  Proceeds     4
2.4     Loan  Expenses     4
2.5     Disbursements     4
2.5.4     Accrued  Interest  Payment     5
2.6     Closing     5
ARTICLE  3:  CONDITIONS  PRECEDENT  TO  DISBURSEMENT     5
3.1     Conditions  Precedent  to  Initial  Disbursement     5
3.1.1     Legal  Opinion     5
3.1.2     Lender's  Documents     5
3.1.3     Organizational  Documents     5
3.1.4     Financial  Statements     5
3.1.6     Other  Closing  Requirements     5
3.2     Conditions  Precedent  to  Each  Disbursement     5
3.2.2     Post-Closing  Obligations     5
3.2.3     Damage  and  Destruction     5
3.2.4     No  Event  of  Default     6
ARTICLE  4:  BORROWER'S  REPRESENTATIONS  AND  WARRANTIES     6
4.1     Organization  and  Good  Standing     6
4.2     Power  and  Authority     6
4.3     Enforceability     6
4.4     No  Violation     6
4.5     No  Litigation     6
4.6     Financial  Statements     7
4.7     Reports,  Statements  and  Copies     7
4.8     No  Default     7
4.9     ERISA     7
4.10     Chief  Executive  Office     7
4.11     Affirmation  of  Lease     7
ARTICLE  5:  AFFIRMATIVE  COVENANTS     8
5.1     Perform  Obligations     8
5.2     Documents  and  Information     8
5.2.1     Furnish  Documents     8
5.2.2     Furnish  Information     8
5.2.3     Further  Assurances  and  Information     8
5.2.4     Material  Communications     8
5.2.5     Requirements  for  Financial  Statements     8
5.3     Broker's  Commission     9
5.4     Existence     9
5.5     Financial  Covenants     9
ARTICLE  6:  NEGATIVE  COVENANTS     9
ARTICLE  7:  DEFAULT  AND  REMEDIES     9
7.1     Event  of  Default     9
7.2     Remedies  on  Default     10
7.2.1     Acceleration     10
7.2.2     Other  Remedies     11
7.2.3     Waiver     11
7.2.4     Terminate  Disbursement     11
ARTICLE  8:  MISCELLANEOUS     11
8.1     Advances  by  Lender     11
8.2     [DELETED]     11
8.3     Construction  of  Rights  and Remedies and Waiver of Notice and Consent
11
8.3.1     Applicability     11
8.3.2     Waiver  of  Notices  and  Consent  to  Remedies     11
8.3.3     Cumulative  Rights     11
8.3.4     Extension  or  Modification  of  Loan     11
8.3.5     Right  to  Select  Security     11
8.3.6     Forbearance  Not  a  Waiver     12
8.3.7     No  Waiver     12
8.3.8     No  Continuing  Waivers     12
8.3.9     Approval  Not  a  Waiver     12
8.3.10     No  Release     12
8.4     Assignment     12
8.4.1     Assignment  by  Lender     12
8.4.2     Assignment  by  Borrower     13
8.5     Notices     13
8.6     Entire  Agreement     13
8.7     Severability     13
8.8     Captions  and  Headings     13
8.9     Governing  Law     13
8.10     Binding  Effect     13
8.11     Modification     13
8.12     Construction  of  Agreement     14
8.13     Counterparts     14
8.14     No  Third-Party  Beneficiary  Rights     14
8.15     Lender's  Authority  to  Furnish  Copies  of  Loan  Documents     14
8.16     LENDER  MERELY  A  LENDER     14
8.16.1     NO  AGENCY     14
8.16.2     NO  OBLIGATION  TO  PAY     14
ARTICLE  9:  SECURITY     14
9.1     Secured  by  Mortgage     14
9.2     Oral  Agreements     15


EXHIBITS
--------
EXHIBIT  A:  RESERVED
EXHIBIT  B:  DISBURSEMENT  SCHEDULE
EXHIBIT  C:  PENDING  LITIGATION
EXHIBIT  D:  DOCUMENTS  TO  BE  DELIVERED
EXHIBIT  E:  BORROWER'S  CERTIFICATE

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT


     THIS AMENDED AND RESTATED LOAN AGREEMENT ("Agreement") is made and entered into effective as of September 30, 2003 (the "Effective Date") between EMERITUS CORPORATION, a corporation organized under the laws of the State of Washington (the "Borrower"), having its chief executive office at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121, and HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware (the "Lender"), having an address of One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603.
                                R E C I T A L S:
A. Lender purchased four certain properties for a purchase price of $39,700,000.00 and leased said properties to Borrower pursuant to a Master Lease
     Agreement dated March 28, 2002 ("Master Lease") and Lender provided a line of credit to Borrower in the maximum amount of $6,800,000.00 ("Original Loan"), subject to the terms and conditions of a Loan Agreement dated effective as of April 1, 2002.
B. Lender has purchased 19 additional properties for a purchase price of $110,000,000.00 and leased said properties to Borrower by amending and restating the Master Lease. Lender agreed to increase the line of credit in an amount of $11,500,000.00 ("Additional Loan") and to consolidate two additional loans made on August 28, 2003 in the amount of $3,100,000.00 and $4,400,000.00 for a total of $25,800,000.00 ("Loan") subject to the terms of this Amended and Restated Loan Agreement.
C. The Loan shall be secured by a leasehold deed of trust ("Mortgage") from Borrower to Lender on the interest of Borrower in the Facility.
     NOW, THEREFORE, in consideration of the mutual covenants and the premises contained herein, the parties agree as follows:
     ARTICLE 1:  PURPOSE AND DEFINITIONSARTICLE 1:  PURPOSE AND DEFINITIONS
1.1     Purpose1.1     Purpose.  The  purpose  of this Agreement is to establish
        -------
the  terms  and  conditions  of  the  Loan  with  Lender.
1.2     Definitions1.2     Definitions.  Except as otherwise expressly provided,
        -----------
[i] the terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words "herein", "hereof", and "hereunder" and similar words refer to this Agreement as a whole and not to any particular section.
     "Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Borrower. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Affiliate" includes, without limitation, Guarantor. An Affiliate of Tenant shall specifically exclude Columbia Pacific Management, Inc., or any Affiliate thereof, Holiday Retirement Corporation, or any Affiliate thereof, and Alterra Healthcare Corporation, or any Affiliate thereof, but only prior to the date of Tenant's acquisition thereof.
     "Affiliate Obligation" means all indebtedness and obligations of Borrower and any Affiliate to Lender or any Lender Affiliate now existing or hereafter arising, including, without limitation, the Lease Documents, indebtedness evidenced by promissory notes, lease agreements, guaranties or otherwise and obligations under such indebtedness documents and all other documents executed by Borrower or any Affiliate in connection therewith, and any extensions, modifications, substitutions or renewals thereof.
     "Annual Financial Statements" means for Borrower, the audited balance sheet and statement of income of Borrower for the most recent fiscal year.
     "Borrower" means Emeritus Corporation, a corporation organized under the laws of the State of Washington, its successors and permitted assigns.
     "Borrower's Organizational Documents" means the Articles of Incorporation of Borrower certified by the Secretary of State of the state of organization, as amended to date, and the Bylaws of Borrower certified by Borrower, as amended to date.
     "Business Day" means any day which is not a Saturday or Sunday or a public holiday under the laws of the United States of America or the State of Ohio.
     "Closing" means the closing and initial disbursement of the Loan. "Commitment" means the Commitment Letter dated August 15, 2003. "Disbursement Schedule" means the Disbursement Schedule attached hereto as
Exhibit B setting forth Borrower's estimate of the dates and amounts of the disbursements required hereunder.
     "Disbursement Voucher" means Borrower's written request for a Loan Advance set forth on a form satisfactory to Lender.
     "Effective  Date"  means  the  date  of  this  Agreement.
     "Event  of  Default"  has  the  meaning  set  forth  in  7.1.
     "Facility" means each skilled nursing, assisted living or retirement facility leased to Borrower pursuant to a Lease.
     "Financial  Statements"  means  the  annual,  quarterly  and  year-to-date financial  statements  of  Borrower  submitted  to  Lender  prior  to  Closing.
     "Guarantor"  means  Texas-ESC-Lubbock,  L.P.,  a  Washington  limited partnership.
     "Lease" means the Amended and Restated Master Lease Agreement dated September 30, 2003 by which Lender leased each Facility to Borrower, as amended from time to time.
     "Lease  Documents"  means  the  Lease  and  all other documents executed by
Borrower  in  connection  with  the  Lease,  each  as amended from time to time.
     "Lender" means Health Care REIT, Inc., its successors and assigns. "Lender Affiliate" means any person, corporation, partnership, limited liability company, trust or other legal entity that, directly or indirectly, controls or is controlled by, or is under common control with Lender. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Lender Affiliate" includes without limitation, HCRI Mississippi Properties, Inc.
     "Loan" means the loan by Lender to Borrower in the amount up to the Loan Amount.
     "Loan  Amount"  means  $25,800,000.00.
     "Loan  Advance"  means  each  advance  of  proceeds  of  the  Loan.
     "Loan Documents" means [i] this Agreement; [ii] the Note; and [iii] all other documents and instruments executed by Borrower in connection with the Loan, each as amended from time to time.
     "Loan Expenses" means all reasonable costs and expenses incurred by Lender in investigating, making and administering the Loan, including but not limited to, [i] reasonable attorneys' and paralegals' fees and costs; and [ii] reasonable travel, transportation, food, and lodging costs and expenses incurred by Lender and Lender's attorneys and paralegals.
     "Material Obligation" means [i] any indebtedness in excess of $250,000.00 secured by a security interest in or a lien, deed of trust or mortgage on any of the Facility (or any part thereof, including any Personal Property) and any agreement relating thereto; [ii] any obligation or agreement that is material to the construction or operation of the Facility or that is material to Borrower's business or financial condition and where a breach thereunder, if not cured within any applicable cure period, would have a material adverse affect on the financial condition of Borrower or the results of operations at the Facility; [iii] any unsecured indebtedness or lease of Borrower that has an outstanding principal balance or obligation of at least $1,000,000.00 and any agreement relating thereto; and [vi] any indebtedness or lease of Borrower or of any other party that has been guaranteed by Borrower, that has an outstanding principal balance or obligation of at least $250,000.00.
     "Mortgage" means the Amended and Restated Leasehold Mortgage/Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing of even date granted by Borrower to Lender.
     "Note" means the Amended and Restated Note of even date made by Borrower in favor of Lender for a principal amount equal to the Loan Amount, and any extensions, modifications, substitutions or renewals thereof.
     "Periodic Financial Statements" means for Borrower, the unaudited balance sheet and statement of income of Borrower for the most recent month and quarter.
     "State"  means  the  State  of  Ohio.
     1.3     Incorporation  of  Amendments1.3     Incorporation  of  Amendments.
             -----------------------------
The definition of any agreement, document, or instrument set forth in this Agreement or in any other Loan Document shall be deemed to incorporate all amendments, modifications, and renewals thereof and all substitutions and replacements therefor.
1.4     Exhibits1.4     Exhibits.  The  following  exhibits  are attached hereto
        --------
and  incorporated  herein:
Exhibit  A:     Reserved
Exhibit  B:     Disbursement  Schedule
Exhibit  C:     Pending  Litigation
Exhibit  D:     Documents  to  be  Delivered
Exhibit  E:     Borrower's  Certificate
     ARTICLE 2:  LOAN AND LOAN DOCUMENTSARTICLE 2:  LOAN AND LOAN DOCUMENTS
2.1     Obligation  to Lend2.1     Obligation to Lend.  Subject to the terms and
        -------------------
upon the conditions set forth in the Loan Documents, Lender shall lend to Borrower up to the Loan Amount. The indebtedness of Borrower to Lender for the Loan is evidenced by the Note.
2.2     Obligation  to  Repay2.2     Obligation  to Repay.  Borrower shall repay
        ---------------------
the  Loan in accordance with the terms of the Note and the other Loan Documents.
2.2.1     Term of the Loan2.2.1     Term of the Loan.  The term of the Loan will
          ----------------
expire  on  the  Maturity  Date  set  forth  in  the  Note.
2.2.2     Interest  and Payments2.2.2     Interest and Payments.  Borrower shall
          ----------------------
make  payments  in  accordance  with the Note at the rate set forth in the Note.
2.3     Use of Proceeds2.3     Use of Proceeds.  The Loan proceeds shall be used
        ---------------
by Borrower and/or Guarantor, as the case may be, in connection with a Facility and such other uses as Borrower deems appropriate.
2.4     Loan  Expenses2.4     Loan Expenses.  At the Closing, Borrower shall pay
        --------------
or reimburse Lender for any Loan Expenses incurred up to the Effective Date. Within 30 days after receipt of an invoice therefor, Borrower shall reimburse
Lender for any Loan Expenses incurred by Lender. Lender may, at Lender's option, apply proceeds of the Loan to pay the Loan Expenses.
2.5     Disbursements2.5     Disbursements.  The  Loan  shall  be  disbursed  at
        -------------
Closing.
2.5.3     [RESERVED]
2.5.4     Accrued  Interest  Payment2.5.4     Accrued  Interest  Payment.  If
          --------------------------
Borrower fails to pay all accrued interest on the Loan within 10 days after the monthly due date set forth in the Note, whether due to inadequate cash flow of any Facility or otherwise, Lender may, at its option, advance Loan proceeds to pay the accrued interest.
2.6     Closing2.6     Closing.  The  Closing shall occur on the Effective Date.
        -------
Lender may elect to close by exchanging executed counterparts of one or more of the Loan Documents and other closing documents by mail or a national courier service, or by telecopier followed by exchanging documents by mail or national courier service.
ARTICLE 3:  CONDITIONS PRECEDENT TO DISBURSEMENTARTICLE 3:  CONDITIONS PRECEDENT
                                 TO DISBURSEMENT
3.1     Conditions Precedent to Initial Disbursement3.1     Conditions Precedent
        --------------------------------------------
to Initial Disbursement. Borrower shall comply with, and Lender's obligation to disburse the first Loan Advance shall be conditioned upon Borrower's performance of the following conditions precedent:
3.1.1     Legal  Opinion3.1.1     Legal  Opinion.  Borrower shall have delivered
          --------------
to  Lender  an opinion of counsel, in form and substance satisfactory to Lender.
3.1.2     Lender's  Documents3.1.2     Lender's  Documents.  Borrower shall have
          -------------------
delivered  to  Lender  fully  executed  originals  of  the  Loan  Documents.
3.1.3     Organizational  Documents3.1.3     Organizational Documents.  Borrower
          -------------------------
shall have delivered to Lender copies of Borrower's Organizational Documents, in form and substance satisfactory to Lender, and Borrower's resolutions authorizing the Loan Documents, certified by Borrower to be true and complete and not revoked or amended since the respective dates thereof.
3.1.4     Financial  Statements3.1.4     Financial  Statements.  Borrower  shall
          ---------------------
have delivered to Lender the Financial Statements, all in form and substance satisfactory to Lender.
3.1.5     [RESERVED]
3.1.6     Other  Closing  Requirements3.1.6     Other  Closing  Requirements.
          ----------------------------
Borrower shall have satisfied the requirements of 3.2.4 and all other closing requirements of the Loan Documents, Lease Documents and the Commitment.
3.2     Conditions Precedent to Each Disbursement3.2     Conditions Precedent to
        -----------------------------------------
Each Disbursement. Borrower shall comply with, and Lender's obligation to disburse each Loan Advance shall be conditioned upon Borrower's performance of the following conditions precedent:
3.2.1     [RESERVED]
3.2.2     Post-Closing  Obligations3.2.2     Post-Closing Obligations.  Borrower
          -------------------------
shall have satisfied all post-closing obligations under the Borrower Documents to be performed as of the date of such Loan Advance request.
3.2.3     Damage  and Destruction3.2.3     Damage and Destruction.  The Facility
          -----------------------
for which the Loan Advance is drawn shall not have been substantially or materially damaged or destroyed, in whole or in part, by fire or other casualty nor shall eminent domain proceedings have been threatened or be pending with respect to a substantial or material part of the Facility.
3.2.4     No  Event  of Default3.2.4     No Event of Default.  There shall be no
          ---------------------
uncured Event of Default under any Borrower Document or Lease Document or any event which with the giving of notice or the passage of time would constitute an Event of Default.
    ARTICLE 4:  BORROWER'S REPRESENTATIONS AND WARRANTIESARTICLE 4:  BORROWER'S
                         REPRESENTATIONS AND WARRANTIES
     Borrower hereby makes the following representations and warranties, as of the Effective Date and the date of each Loan Advance, to Lender and acknowledges that Lender is making the Loan in reliance upon such representations and warranties. Borrower's representations and warranties shall survive the Closing and, except as specifically provided below, shall continue in full force and effect until Borrower has repaid the Loan in full and performed all other obligations under the Loan Documents.
4.1     Organization  and  Good  Standing4.1     Organization and Good Standing.
        ---------------------------------
Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Washington.
4.2     Power  and Authority4.2     Power and Authority.  Borrower has the power
        --------------------
and authority to execute, deliver, and perform Borrower's obligations under the Borrower Documents and has taken all requisite action to authorize the execution, delivery and performance of Borrower's obligations under such documents.
4.3     Enforceability4.3     Enforceability.  The Borrower Documents constitute
        --------------
valid and binding obligations of Borrower, enforceable in accordance with their terms except as such enforceability may be limited by creditors rights laws and general principles of equity.
4.4     No  Violation4.4     No  Violation.  The  execution,  delivery  and
        -------------
performance  of  the Borrower Documents and the consummation of the transactions
        -
contemplated by the Borrower Documents [i] do not conflict with and will not conflict with, and do not result and will not result in a breach of Borrower's Organizational Documents; [ii] do not conflict with and will not conflict with, and do not result and will not result in a breach of, or constitute or will constitute a default (or an event which, with or without notice or lapse of time, or both, would constitute a default) under any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Borrower is a party or by which its assets are bound; and [iii] do not violate and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Borrower.
4.5     No Litigation4.5     No Litigation.  As of the Effective Date and except
        -------------
as disclosed on Exhibit C, [i] to the best of Borrower's knowledge there are no actions, suits, proceedings or investigations by any governmental agency or regulatory body pending against Borrower or any existing Facility; [ii] Borrower has not received notice of any threatened actions, suits or proceeding or investigations against Borrower or any existing Facility at law or in equity, or before any governmental board, agency or authority which, if determined adversely to Borrower, would materially and adversely affect an existing Facility or title to a Facility (or any part thereof), the right to operate a
Facility as presently operated, or the financial condition of Borrower; [iii] there are no unsatisfied or outstanding judgments against Borrower or any existing Facility; [iv] there is no labor dispute materially and adversely affecting the operation or business conducted by Borrower or any existing Facility; and [v] Borrower does not have knowledge of any facts or circumstances which might reasonably form the basis for any such action, suit, or proceeding.
4.6     Financial  Statements4.6     Financial  Statements.  Borrower  has
        ---------------------
furnished Lender with true, correct and complete copies of the Financial Statements. The Financial Statements fairly present the financial position of Borrower as of the respective dates and the results of operations for the periods then ended in conformance with generally accepted accounting principles applied on a basis consistent with prior periods. The Financial Statements are true, complete and correct and, as of the Effective Date, no material adverse change has occurred since the furnishing of such statements and information. As of the Effective Date, the Financial Statements and other information do not contain any material untrue statement or omission of a material fact and are not misleading in any material respect. Borrower is solvent, and no bankruptcy, insolvency, or similar proceeding is pending or contemplated by or, to the best of its knowledge, against Borrower.
4.7     Reports,  Statements  and  Copies4.7     Reports, Statements and Copies.
        ---------------------------------
All reports, statements, certificates and other data furnished by or on behalf of Borrower to Lender in connection with the Loan Documents, or the transactions contemplated thereunder, and all representations and warranties made therein, or any certificate or other instrument delivered in connection therewith, are true and correct in all material respects and do not omit to state any material fact or circumstance necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading as of the date of such reports, statements or certificates or other data. The copies of all agreements and instruments submitted to Lender are true, correct and complete copies and include all material amendments and modifications of such agreements.
4.8     No  Default4.8     No  Default.  As  of  the Effective Date, there is no
        -----------
existing Event of Default by Borrower under the Loan Documents and Borrower has no knowledge that any event has occurred which, with the giving of notice or the passage of time, would constitute or result in such an Event of Default.
4.9     ERISA4.9     ERISA.  All  plans  [as defined in  4021(a) of the Employee
        -----
Retirement Income Security Act of 1974 as amended or supplemented from time to time ("ERISA")] for which Borrower is an "employer" or a "substantial employer" [as defined in 3(5) and 4001(a)(2) of ERISA, respectively] are in compliance with ERISA and the regulations and published interpretations thereunder. To the extent Borrower maintains a qualified defined benefit pension plan: [i] there exists no accumulated funding deficiency; [ii] no reportable event and no prohibited transaction has occurred; [iii] no lien has been filed or threatened to be filed by the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA; and [iv] Borrower has not been deemed to be a substantial employer as of the Effective Date.
4.10     Chief  Executive  Office4.10     Chief  Executive  Office.  Borrower
         ------------------------
maintains its chief executive office and its books and records at the address set forth in the introductory paragraph of this Agreement.
4.11     Affirmation of Lease4.11     Affirmation of Lease.  Borrower affirms to
         --------------------
Lender that all representations and warranties set forth in the Lease Documents are true, complete and accurate.
       ARTICLE 5:  AFFIRMATIVE COVENANTSARTICLE 5:  AFFIRMATIVE COVENANTS
5.1     Perform  Obligations5.1     Perform  Obligations.  Borrower  shall  in
        --------------------
accordance with the terms of the Loan Documents perform in all material respects all of its obligations under the Loan Documents and the Lease Documents.
5.2     Documents  and  Information5.2     Documents  and  Information.
        ---------------------------
5.2.1     Furnish  Documents5.2.1     Furnish  Documents.  Borrower  shall
          ------------------
periodically during the term of the Loan deliver to Lender the Annual Financial Statements, Periodic Financial Statements and other documents described on Exhibit D within the specified time periods. With each delivery of Annual Financial Statements and Periodic Financial Statements to Lender, Borrower shall also deliver to Lender a certificate signed by the Chief Financial Officer of Borrower in the form of Exhibit E.
5.2.2     Furnish  Information5.2.2     Furnish Information.  Borrower shall [i]
          --------------------
promptly supply Lender with such information concerning its financial condition, affairs and property, as Lender may reasonably request from time to time hereafter; [ii] promptly notify Lender in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of any Loan Document or any other Material Obligation, and of any material adverse change in its financial condition; [iii] maintain a standard and modern system of accounting; [iv] permit Lender or any of its agents or representatives to have access to and to examine all of its books and records regarding the financial condition of the Facility at any time or times hereafter during business hours and on reasonable advance notice subject to any applicable state or federal laws governing confidentiality of patient or employee records; and [v] permit Lender to copy and make abstracts from any and all of said books and records subject to any applicable state or federal laws governing confidentiality of patient and employee records.
5.2.3     Further  Assurances  and  Information5.2.3     Further  Assurances and
          -------------------------------------
Information. Borrower shall, on request of Lender from time to time, execute, deliver, and furnish documents as may be reasonably necessary to fully consummate the transactions contemplated under this Agreement. Within 10 Business Days after a request from Lender, Borrower shall provide to Lender such additional information in Borrower's control or possession regarding Borrower or Borrower's financial condition as Lender, or any existing or proposed creditor of Lender, or any auditor or underwriter of Lender, may reasonably require from time to time, including, without limitation, a current Borrower's Certificate in the form of Exhibit E.
5.2.4     Material  Communications5.2.4     Material  Communications.  Borrower
          ------------------------
shall transmit to Lender, within five Business Days after receipt thereof, any material communication affecting any existing Facility, the Loan Documents or the Lease Documents and Borrower will promptly respond to Lender's inquiry with respect to such information. Borrower shall promptly notify Lender in writing after Borrower has actual knowledge of any threatened or existing litigation or proceeding against, or investigation of, Borrower or any Facility that may affect the right to operate a Facility or title to a Facility or Lender's interest therein.
5.2.5     Requirements  for  Financial  Statements5.2.5     Requirements  for
          ----------------------------------------
Financial Statements. Borrower shall meet the following requirements in connection with the preparation of the financial statements: [i] all audited financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Lender; [iii] all financial statements shall fairly present the financial condition and performance for the relevant period in all material respects; [iv] the audited financial statements shall include all notes to the financial statements and a complete schedule of contingent liabilities and transactions with Affiliates; and [v] the audited financial statements shall contain an unqualified opinion to the extent set forth in the Lease.
5.3     Broker's  Commission5.3     Broker's  Commission.  Borrower  shall
        --------------------
indemnify Lender from claims of brokers arising by the execution hereof or the consummation of the transactions contemplated hereby and from expenses incurred by Lender in connection with any such claims (including reasonable attorneys'
fees).
5.4     Existence5.4     Existence.  Borrower  shall  maintain  its existence to
        ---------
the  extent  and  in  accordance  with  the  provisions  set forth in the Lease.
5.5     Financial  Covenants5.5     Financial  Covenants.  Borrower shall comply
        --------------------
with  the  financial covenants applicable to Borrower as set forth in the Lease.
          ARTICLE 6:  NEGATIVE COVENANTSARTICLE 6:  NEGATIVE COVENANTS
     Until the Loan has been paid in full, Borrower covenants and agrees that Borrower shall comply with each Negative Covenant applicable to Borrower as set forth in the Lease.
        ARTICLE 7:  DEFAULT AND REMEDIESARTICLE 7:  DEFAULT AND REMEDIES
7.1     Event  of  Default7.1     Event  of  Default.  Any  one  or  more of the
        ------------------
following  events  shall  constitute  an  "Event  of  Default"  hereunder:
7.1.1 Borrower fails to pay any installment on the Note or any other monetary obligation payable by Borrower under the Loan Documents within 10 days after such payment is due.
7.1.2     Borrower  fails to comply with any covenant set forth in   5.4, 5.5 or
Article  6  of  this  Agreement.
7.1.3 Borrower fails to observe and perform any other covenant, condition or agreement under the Loan Documents to be performed by Borrower and [i] such failure continuous for a period of 30 days after written notice thereof is given to the Borrower by the Lender; or [ii] if, by reason of the nature of such default the same cannot be remedied within the said 30 days, Borrower fails to proceed with diligence reasonably satisfactory to Lender after receipt of the notice to cure the same or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of 7.1.
7.1.4 [i] The filing by Borrower of a petition under 11 U.S.C. or the commencement of a bankruptcy or similar proceeding by Borrower; [ii] the failure by Borrower within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Borrower, or to lift or stay any execution, garnishment or attachment of such consequences as will impair its ability to carry on its operation at a Facility; [iii] the entry of an order for relief under 11 U.S.C. in respect of Borrower; [iv] any assignment by Borrower for the benefit of its creditors; [v] the entry by Borrower into an agreement of composition with its creditors; [vi] the approval  by  a  court  of  competent  jurisdiction  of a petition applicable to
Borrower in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; or [vii] appointment by final order, judgment or decree of a court of competent jurisdiction of a receiver of the whole or any substantial part of the properties of Borrower (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).
7.1.5 [i] Any receiver, administrator, custodian or other person takes possession or control of all or part of any Facility and continues in possession for 60 days; [ii] any writ against all or part of any Facility is not released within 60 days; [iii] any final judgment is rendered against all or part of any Facility or Borrower which affects all or part of a Facility for the payment of money in excess of $250,000.00 (exclusive of judgment amounts covered by insurance) which is undismissed for 60 days (except as otherwise provided in this Agreement) or such longer period during which execution of the same shall have been stayed, appealed therefrom and cause the execution thereof to be stayed during such appeal; [iv] all or a substantial part of the assets of Borrower are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors and are not released within 60 days; [v] Borrower is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain, or in any way prevent Borrower from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy, or assessment is filed of record with respect to all or any part of a Facility and is not dismissed within 30 days.
7.1.6 Any material representation or warranty made by Borrower in the Loan Documents, any security for the Loan, or any report, certificate, application, financial statement or other instrument furnished by Borrower pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.
7.1.7 [i] Borrower or any Affiliate defaults on any indebtedness or obligation to Lender or any Lender Affiliate, any agreement with Lender or any Lender Affiliate or any Affiliate Obligation; or [ii] Borrower defaults on any Material Obligation which results in a material adverse effect on Borrower, and any applicable grace or cure period with respect to default under such indebtedness, obligation or agreement expires without such default having been cured. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended, or renewed from time to time.
7.2     Remedies  on  Default7.2     Remedies on Default.  Whenever any Event of
        ---------------------
Default occurs, Lender may, in addition to any other remedies under the Loan Documents, at law or in equity, take any one or more of the following remedial steps concurrently or successively:
7.2.1     Acceleration7.2.1     Acceleration.  Lender may declare the Loan to be
          ------------
immediately due and payable, without presentment of any kind, demand, notice of dishonor, protest or other notice of any kind, all of which Borrower hereby waives.
7.2.2     Other  Remedies7.2.2     Other  Remedies.  Lender  may  take  whatever
          ---------------
action at law or in equity as may appear necessary or desirable to collect any monies then due and/or thereafter to become due.
7.2.3     Waiver7.2.3     Waiver.  Without waiving any prior or subsequent Event
          ------
of Default, Lender may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.
7.2.4     Terminate  Disbursement7.2.4     Terminate  Disbursement.  Lender  may
          -----------------------
terminate  its  obligation  to  disburse  Loan  proceeds.
               ARTICLE 8:  MISCELLANEOUSARTICLE 8:  MISCELLANEOUS
8.1     Advances by Lender8.1     Advances by Lender.  At any time and from time
        ------------------
to time, Lender may incur and/or pay and/or advance costs or expenses: [i] which Lender is authorized or has the right (but not necessarily the obligation) to incur or may incur under any Loan Document or any law; [ii] in exercising any right or remedy provided under any Loan Document or in taking any action which Lender is authorized to take under any Loan Document; [iii] which are required to be paid by Borrower under any Loan Document, but which Borrower fails to pay upon demand; or [iv] from which Borrower is required to hold Lender harmless under any Loan Document, but from which Borrower fails to hold Lender harmless. Any costs, expenses, or advances incurred or paid by Lender shall become part of the Loan and, upon demand, shall be paid to Lender together with interest thereon at the Default Rate (as defined in the Note) from the date of disbursement by Lender.
8.2     [DELETED]8.2     [DELETED]
8.3     Construction  of Rights and Remedies and Waiver of Notice and Consent8.3
        ---------------------------------------------------------------------
Construction  of  Rights  and  Remedies  and  Waiver  of  Notice  and  Consent.
8.3.1     Applicability8.3.1     Applicability.  The  provisions  of  this  8.3
          -------------
shall apply to all rights and remedies provided by any Loan Document or by law or equity.
8.3.2     Waiver  of  Notices and Consent to Remedies8.3.2     Waiver of Notices
          -------------------------------------------
and Consent to Remedies. Unless otherwise expressly provided herein, any right or remedy may be pursued without notice to or further consent of Borrower, both of which Borrower waives.
8.3.3     Cumulative  Rights8.3.3     Cumulative  Rights.  Each  right or remedy
          ------------------
under the Loan Documents is distinct from but cumulative to each other right or remedy and may be exercised independently of, concurrently with, or successively to any other rights and remedies.
8.3.4     Extension  or  Modification of Loan8.3.4     Extension or Modification
          -----------------------------------
of Loan. No extension of time for or modification of amortization of the Loan shall release the liability or bar the availability of any right or remedy against Borrower or any successor in interest, and Lender shall not be required to commence proceedings against Borrower or any successor or to extend time for payment or otherwise to modify amortization of the Loan secured by this Agreement by reason of any demand by Borrower or any successor.
8.3.5     Right  to  Select  Security8.3.5     Right to Select Security.  Lender
          ---------------------------
has the right to proceed at its election against all security or against any item or items of such security from time to time, and no action against any item or items of security shall bar subsequent actions against any item or items of security.
8.3.6     Forbearance  Not  a  Waiver8.3.6     Forbearance  Not  a  Waiver.  No
          ---------------------------
forbearance in exercising any right or remedy shall operate as a waiver thereof; no forbearance in exercising any right or remedy on any one or more occasion shall operate as a waiver thereof on any further occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof  or  the  exercise  of  any  other  right  or  remedy.
8.3.7     No  Waiver8.3.7     No  Waiver.  Failure  by Lender to insist upon the
          ----------
strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by Borrower hereunder shall not be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce by mandamus or other appropriate legal or equitable remedy strict compliance by Borrower with all of the covenants and conditions hereof, or of the rights to exercise any such rights or remedies, if such default by Borrower is continued or repeated, or of the right to recover possession of the Facility by reason thereof. To the extent permitted by law, any two or more of such rights or remedies may be exercised at the same time.
8.3.8     No Continuing Waivers8.3.8     No Continuing Waivers.  If any covenant
          ---------------------
or agreement contained in the Loan Documents is breached by Borrower and thereafter waived by Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be binding unless it is in writing and signed by Lender. No course of dealing between Lender and Borrower, nor any delay nor omission on the part of Lender in exercising any rights under the Loan Documents, shall operate as a waiver.
8.3.9     Approval Not a Waiver8.3.9     Approval Not a Waiver.  Lender's review
          ---------------------
and approval of any contracts relating to a Facility shall not constitute a waiver by Lender of any of the terms or requirements of the Loan Documents which may conflict with any provision of any such contracts.
8.3.10     No  Release8.3.10     No  Release.  Borrower and any other person now
           -----------
or hereafter obligated for the payment or performance of all or any part of the Note shall not be released from paying and performing under the Note by reason of [i] the failure of Lender to comply with any request of Borrower (or of any other person so obligated), to take action to enforce any of the provisions of the Loan Documents, or [ii] the release, regardless of consideration, of the obligations of any person liable for payment or performance of the Note, or any part thereof, or [iii] any agreement or stipulation extending the time of payment or modifying the terms of the Note, and in the event of such agreement or stipulation, Borrower and all such other persons shall continue to be liable under such documents, as amended by such agreement or stipulation, unless expressly  released  and  discharged  in  writing  by  Lender.
8.4     Assignment8.4     Assignment.
        ----------
8.4.1     Assignment  by  Lender8.4.1     Assignment  by  Lender.  Lender  may
          ----------------------
assign, negotiate, pledge, or transfer this Agreement, the Note and all other Loan Documents to any creditors to secure a loan from such creditors to Lender and, in case of such assignment, the rights and remedies of Lender shall be enforceable against Borrower by such creditors with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment. Lender shall have the right to sell participation interests in the Loan provided that Lender shall be designated the agent for all participants in the Loan.
8.4.2     Assignment  by  Borrower8.4.2     Assignment  by  Borrower.  Borrower
          ------------------------
shall not assign or attempt to assign its rights nor delegate its obligations under this Agreement.
8.5     Notices8.5     Notices.  Borrower  and  Lender  hereby  agree  that  all
        -------
notices, demands, requests, and consents (hereinafter "notices") given pursuant to the terms of this Agreement shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Agreement and shall be served by [i] personal delivery; [ii] United States mail, postage prepaid; [iii] nationally recognized overnight courier; or [iv] by facsimile, provided that a copy thereof is mailed by certified mail promptly thereafter. All notices shall be deemed to be given upon the earlier of actual receipt (provided, that in the case of facsimiles, any facsimile received after 5:00 p.m. local time shall be deemed received on the next Business Day) or three days after deposit in the United States mail or one Business Day after deposit with the overnight courier. Any notices meeting the requirements of this Section shall be effective, regardless of whether or not actually received. Lender and Borrower may change their notice address at any time by giving the other party notice of such change.
8.6     Entire  Agreement8.6     Entire Agreement.  This Agreement and the other
        -----------------
Loan Documents constitute the entire agreement between Borrower and Lender with respect to the subject matter hereof and supersedes all prior negotiations, discussions or writings with respect thereto. No representations, warranties, and agreements have been made by Lender except as set forth in this Agreement. If there is any conflict between the terms and provisions of the Commitment and the terms of this Agreement, this Agreement shall govern.
8.7     Severability8.7     Severability.  If  any  term  or  provision  of this
        ------------
Agreement is held or deemed by Lender to be invalid or unenforceable, such holding shall not affect the remainder of this Agreement and the same shall remain in full force and effect.
8.8     Captions  and  Headings8.8     Captions  and Headings.  The captions and
        -----------------------
headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any provision thereof.
8.9     Governing Law8.9     Governing Law.  This Agreement shall be governed by
        -------------
and  construed  under  the  laws  of  the  State.
8.10     Binding  Effect8.10     Binding Effect.  This Agreement will be binding
         ---------------
upon and inure to the benefit of the successors and permitted assigns of Lender and Borrower.
8.11     Modification8.11     Modification.  This Agreement may only be modified
         ------------
by a writing signed by both Lender and Borrower. All references to this Agreement, whether in this Agreement or in any other document or instrument, shall be deemed to incorporate all amendments, modifications, and renewals of this Agreement made after the date hereof. If Borrower requests Lender's consent to any change in ownership, merger or consolidation of Borrower, any assumption of the Loan, or any modification of the Loan Documents, Borrower shall provide Lender all relevant information and documents sufficient to enable Lender to evaluate the request. In connection with any such request, Borrower shall pay to Lender a fee in an amount equal to the lesser of $2,500.00 and Lender's actual reasonable attorney's fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Lender's evaluation of Borrower's request, the preparation of any documents and amendments, the subsequent amendment of any documents between Lender and its collateral pool lenders (if applicable), and all related matters.
8.12     Construction  of  Agreement8.12     Construction  of  Agreement.  This
         ---------------------------
Agreement has been prepared by Lender and its professional advisors and reviewed by Borrower and its professional advisors. Lender, Borrower and their advisors believe that this Agreement is the product of all their efforts, it expresses their agreement, and that it shall not be interpreted in favor of either Lender or Borrower or against either Lender or Borrower merely because of their efforts in preparing it.
8.13     Counterparts8.13     Counterparts.  This  Agreement  may be executed in
         ------------
multiple  counterparts,  each  of  which  shall  be  deemed  an original hereof.
8.14     No  Third-Party  Beneficiary  Rights8.14     No Third-Party Beneficiary
         ------------------------------------
Rights. No person not a party to this Agreement shall have or enjoy any rights hereunder and all third-party beneficiary rights are expressly negated. Without limiting the generality of the foregoing, no one other than Borrower shall have any rights to obtain or compel a disbursement of proceeds of the Loan hereunder.
8.15     Lender's Authority to Furnish Copies of Loan Documents8.15     Lender's
         ------------------------------------------------------
Authority to Furnish Copies of Loan Documents. Lender may exhibit or furnish the Loan Documents or copies thereof to any potential transferee of the Secured Obligations (whether such transfer is absolute or collateral), to any governmental or regulatory authority in connection with any legal, administrative or regulatory proceedings requiring the disclosure of the terms of the Loan Documents, to Lender's attorneys, auditors and underwriters, and to any other person or entity for which there is a legitimate business purpose for such disclosure.
8.16     LENDER  MERELY  A  LENDER8.16     LENDER  MERELY  A  LENDER.
         -------------------------
8.16.1     NO  AGENCY8.16.1     NO AGENCY.  LENDER IS NOT AND WILL NOT BE IN ANY
           ----------
WAY THE AGENT FOR OR TRUSTEE OF BORROWER. LENDER DOES NOT INTEND TO ACT IN ANY WAY FOR OR ON BEHALF OF BORROWER IN DISBURSING THE PROCEEDS OF THE LOAN. LENDER DOES NOT INTEND TO BE AND IS NOT AND WILL NOT BE RESPONSIBLE FOR THE COMPLETION OF ANY IMPROVEMENTS ERECTED OR TO BE ERECTED UPON THE LAND; THE PAYMENT OF BILLS OR ANY OTHER DETAILS IN CONNECTION WITH THE LAND AND IMPROVEMENTS; ANY PLANS AND SPECIFICATIONS PREPARED IN CONNECTION WITH THE LAND AND IMPROVEMENTS; OR BORROWER'S RELATIONS WITH ANY CONTRACTORS, SUBCONTRACTORS, MATERIALMEN, OR LABORERS PERFORMING WORK OR SUPPLYING MATERIALS FOR THE LAND AND IMPROVEMENTS.
8.16.2     NO  OBLIGATION TO PAY8.16.2     NO OBLIGATION TO PAY.  THIS AGREEMENT
           ---------------------
IS NOT TO BE CONSTRUED BY BORROWER OR ANYONE FURNISHING LABOR, MATERIALS, OR ANY OTHER WORK OR PRODUCT FOR IMPROVING THE LAND AS AN AGREEMENT UPON THE PART OF LENDER TO ASSURE THAT ANYONE WILL BE PAID FOR FURNISHING SUCH LABOR, MATERIALS, OR ANY OTHER WORK OR PRODUCT. BORROWER SHALL BE SOLELY RESPONSIBLE FOR SUCH PAYMENTS.
                    ARTICLE 9:  SECURITYARTICLE 9:  SECURITY
9.1     Secured  by  Mortgage9.1     Secured  by  Mortgage.  This  Loan shall be
        ---------------------
secured  by  the  Mortgage.
9.2     Oral  Agreements9.2     Oral  Agreements.  ORAL  AGREEMENTS  OR  ORAL
        ----------------
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER THE LAWS OF THE STATE OF WASHINGTON.
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Lender and Borrower have executed and delivered this Agreement effective as of the Effective Date.
LENDER:     HEALTH  CARE  REIT,  INC.
     By:
     Title:


BORROWER:     EMERITUS  CORPORATION
     By:  William  M.  Shorten
Tax  I.D.  No.   91-1605464     Title:  Director  of  Real  Estate  Finance

                          ACKNOWLEDGEMENT OF AFFILIATES
     The undersigned acknowledge the foregoing Loan Agreement and agree to comply with all provisions of the Loan Agreement applicable to the undersigned, including, without limitation, 2.3.
     This acknowledgement is executed as of the Effective Date. TEXAS-ESC-LUBBOCK, L.P.
By:     ESC  G.P.  II,  Inc.,  its  General  Partner
     By:  William  M.  Shorten
Title:  Director  of  Real  Estate  Finance

                              EXHIBIT A:  RESERVED

                        EXHIBIT B:  DISBURSEMENT SCHEDULE
                       DISBURSED IN FULL ON EFFECTIVE DATE

                         EXHIBIT C:  PENDING LITIGATION
                          [TO BE PROVIDED PER FACILITY]

                      EXHIBIT D:  DOCUMENTS TO BE DELIVERED

          Borrower shall deliver each of the following documents to Lender no later than the date specified for each document:
1. Annual Financial Statement of Borrower - within 90 days after the end of each fiscal year.
2. Periodic Financial Statement of Borrower - within 45 days after the end of each quarter and 30 days after the end of each month.
3. Borrower's Certificate - with each delivery of Borrower's financial statements.
4. Federal tax returns of Borrower - within 15 days after the filing of the return. If the filing date is extended, also provide a copy of the extension application within 15 days after filing.

oml\hcri\emeritus-ml\Loan-Amend     -  3  -     9/11/03
                       EXHIBIT E:  BORROWER'S CERTIFICATE

Report  Period:     Commencing  _______________  and  ending  _______________
Loan:     $25,800,000.00  loan  made  by  Health  Care  REIT, Inc. ("Lender") to
Emeritus  Corporation  ("Borrower")

          Borrower hereby certifies to Lender to the best of its knowledge as follows:
1.     The  attached  [specify audited or unaudited and annual or quarterly, and
                               -------    ---------     ------    ---------
if  consolidated,  so  state]  financial  statements  of  Borrower [i] have been
    ------------
prepared  in  accordance  with  generally  accepted  accounting  principles
   ---
consistently  applied;  [ii]  have  been  prepared  in  a  manner  substantially
   ---
consistent with prior financial statements submitted to Lender; and [iii] fairly
   ---
     present the financial condition and performance of Borrower in all material respects.
2. To the best of my knowledge, Borrower was in compliance with all of the provisions of the Loan Agreement and all other loan documents executed by Borrower in connection with the Loan at all times during the Report Period, and no default, or any event which with the passage of time or the giving of notice or both would constitute a default, has occurred under the Loan.
          Executed  this  ___  day  of  _______________,  _____.
EMERITUS  CORPORATION
By:
Name:
Title: